UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 09, 2026

SmartStop Self Storage REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-42584	46-1722812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Terrace Road
Ladera Ranch, California		92694
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 418-5144

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 9, 2026, SmartStop Self Storage REIT, Inc. (the “Company”) entered into forward sale agreements (the “Initial Forward Sale Agreements”) by and between the Company and each of JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association (each, a “Forward Purchaser” and, collectively, the “Forward Purchasers”), relating to an aggregate of 8,150,000 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”). In connection with the Initial Forward Sale Agreements, the Company and SmartStop OP, L.P., the Company’s operating partnership (the “Operating Partnership”), entered into an underwriting agreement dated November 9, 2026 (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, KeyBanc Capital Markets Inc., BMO Capital Markets Corp., and Truist Securities, Inc., as representatives of the several underwriters named therein (the “Underwriters”), the Forward Purchasers, and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC (each, a “Forward Seller” and, collectively, the “Forward Sellers”). Under the Underwriting Agreement, the Forward Sellers agreed to sell to the Underwriters an aggregate of 8,150,000 shares of Common Stock, and the Underwriters were granted a 30-day option to purchase up to an additional 1,222,500 shares of Common Stock. The Underwriters exercised the option in full on November 10, 2026. On November 10, 2026, the Company entered into additional forward sale agreements with each Forward Purchaser relating to an aggregate of 1,222,500 shares of Common Stock (the “Additional Forward Sale Agreements” and, together with the Initial Forward Sale Agreements, the “Forward Sale Agreements”). On November 12, 2026, the Forward Sellers completed the sale to the Underwriters of an aggregate of 9,372,500 shares of Common Stock, all of which the Forward Sellers borrowed from third parties as contemplated by the Forward Sale Agreements.

The forward sale price under each Forward Sale Agreement is initially $35.6125 per share. Each Forward Sale Agreement provides that the initial forward sale price will be subject to adjustment on a daily basis based on a floating interest rate factor equal to a specified daily rate less a spread and will be decreased by an amount per share specified in such Forward Sale Agreement on each of certain dates specified in such Forward Sale Agreement. If the specified daily rate is less than the spread on any day, the interest rate factor will result in a daily reduction of the forward sale price for such day. The Company will not initially receive any proceeds from the sale of Common Stock by the Forward Sellers to the Underwriters. Each Forward Sale Agreement provides for settlement on a settlement date or dates to be specified at the Company’s discretion, subject to certain conditions, on or prior to September 30, 2028. Subject to certain conditions, the Company has the right to elect physical, cash or net share settlement under each Forward Sale Agreement. Upon any physical settlement, the Company will issue shares of Common Stock to the relevant Forward Purchaser at the then-applicable forward sale price.

The Company intends to contribute any net proceeds from the settlement of the Forward Sale Agreements and, if applicable, from the sale of any shares of Common Stock the Company issues and sells directly to the Underwriters in lieu of a Forward Seller selling borrowed shares, to the Operating Partnership in exchange for units of limited partnership interest in the Operating Partnership, and the Operating Partnership intends to use such net proceeds, together with any proceeds from the physical settlement of the forward sale agreements entered into under the Company’s at-the-market offering program, to fund the Company’s pending investments, including its investment in a Canadian joint venture and its pending acquisitions, to repay amounts outstanding under its revolving credit facility and its Canadian term loan, and for general corporate purposes, including potential investments.

The shares were offered and sold under a prospectus supplement, dated November 9, 2026, and related prospectus, dated January 5, 2026, filed with the Securities and Exchange Commission pursuant to the Company’s effective automatic shelf registration statement on Form S-3 (File No. 333-292583).

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference, and a copy of the form of Forward Sale Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference. The summaries of the Underwriting Agreement and the Forward Sale Agreements set forth herein are qualified in their entirety by reference to these exhibits. In connection with the issuance and sale of the shares of Common Stock, the Company is also filing a legal opinion of Nelson Mullins Riley & Scarborough LLP relating to the legality of the shares of Common Stock that may be issued by the Company pursuant to the Underwriting Agreement and the Forward Sale Agreements as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

1.1 Underwriting Agreement, dated November 9, 2026, among the Company, the Operating Partnership, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, KeyBanc Capital Markets Inc., BMO Capital Markets Corp., and Truist Securities, Inc., as representatives of the several Underwriters named therein, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as Forward Sellers, and JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association, as Forward Purchasers

1.2 Form of Forward Sale Agreement, between the Company and each of the Forward Purchasers

5.1 Opinion of Nelson Mullins Riley & Scarborough LLP as to the legality of the shares of Common Stock

23.1 Consent of Nelson Mullins Riley & Scarborough LLP (included in Exhibit 5.1)

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SmartStop Self Storage REIT, Inc.

Date:	November 12, 2026	By:	/s/ James R. Barry
James R. Barry, Chief Financial Officer and Treasurer